                                                                    EXHIBIT 99.1
                            [RENTAL CARE GROUP LOGO]
                              N e w s R e l e a s e

CONTACT: TERRY PROVEAUX
         DIRECTOR OF INVESTOR RELATIONS
         615-345-5577

                    RENAL CARE GROUP ANNOUNCES FOURTH QUARTER
                              AND YEAR-END RESULTS

Nashville, Tennessee, (March 9, 2006) -- Renal Care Group, Inc. (NYSE:RCI) today announced results for the fourth quarter and year ended December 31, 2005. The Company's GAAP diluted net income per share for the quarter was $0.46, and its non-GAAP diluted net income per share was $0.52. The non-GAAP results exclude costs incurred in connection with Fresenius Medical Care AG & Co. KGaA's pending acquisition of the Company.

      Gary A. Brukardt, Renal Care Group's president and chief executive officer, commented, "The consistency of our solid financial results reflects the dedication and commitment of our 9,400 associates to delivering optimal care for our patients. In spite of the pending transaction with Fresenius Medical Care, we have remained focused on our operations. We look forward to closing the transaction with Fresenius Medical Care on or before March 31, 2006, and to executing the transition and integration plans we have jointly developed."

      For the three months ended December 31, 2005, Renal Care Group's net revenue increased 10.8% to $410.2 million compared with net revenue of $370.1 million for the same period in 2004. GAAP net income for the fourth quarter of 2005 increased $538,000, or 1.7%, to $32.6 million compared with net income of $32.1 million in the fourth quarter of 2004. GAAP diluted net income per share for the fourth quarter of 2005 remained unchanged at $0.46 compared with diluted net income per share of $0.46 in the same quarter of 2004. The Company recorded an after-tax charge of $4.1 million, or $0.06 per diluted share, representing transaction costs incurred by the Company in the fourth quarter of 2005 in connection with Fresenius Medical Care's agreement to acquire the Company. Excluding the effect of the transaction-related costs, non-GAAP net income for the fourth quarter was $36.7 million, an increase of $4.6 million, or 14.5%.

      For the year ended December 31, 2005, Renal Care Group's net revenue increased 16.7% to $1.57 billion compared with net revenue of $1.35 billion for the same period in 2004. GAAP net income for the year ended December 31, 2005, rose 6.5% to $129.7 million compared with net income of $121.8 million in the same period of 2004. GAAP diluted net income per share for the year ended December 31, 2005, increased 5.2% to $1.83 compared with diluted net income per share of $1.74 in the same period of 2004.

      GAAP results for the year ended December 31, 2005, give effect to an after-tax charge of $13.4 million, or $0.19 per diluted share, related to costs associated with Fresenius Medical Care's agreement to acquire the Company. Excluding the effect of these transaction-related costs, non-GAAP net income for the year ended December 31, 2005, was $143.1 million, or $2.02 per diluted share. GAAP results for the year ended December 31, 2004, give effect to resolutions of contractual issues with payors that were unusual in amount and timing; these payor resolutions favorably impacted earnings per share by $2.9 million, or $0.04 per diluted share. Excluding the effect of these resolutions, non-

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RCI Announces Fourth Quarter and Year-End Results
Page 2
March 9, 2006

GAAP net income for the year ended December 31, 2004, was $118.9 million, or $1.70 per diluted share.

      Renal Care Group has decided to present non-GAAP information in this press release to give investors a means of comparing the Company's normalized operational performance in 2005, with its normalized operational performance in 2004, before the impact of the transaction-related costs and the resolutions of the payor contract issues. A reconciliation between the non-GAAP results and the Company's GAAP results accompanies this press release.

      Renal Care Group, Inc. is a specialized dialysis services company that provides care to patients with kidney disease. The Company serves over 32,500 patients at more than 450 outpatient dialysis facilities in addition to providing acute dialysis services at more than 200 hospitals. Over 9,400 associates provide services across the Company's 34-state network. More information about Renal Care Group, Inc. can be found at www.renalcaregroup.com.

      Certain statements in this press release, particularly those of Mr. Brukardt, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are usually preceded by words like expect, plan, work, intend, believe, will and the like, include statements that necessarily depend on future events. These forward-looking statements reflect management's expectations and are based upon currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed in or implied by the forward-looking statements, including risks related to: the conditions to completion of our transaction with Fresenius Medical Care; the dependence of our profits on the services we provide to a small number of patients who have private insurance; risks related to the drug Epogen (EPO); changes in the Medicare and Medicaid programs; changes in the health care delivery, financing or reimbursement systems; and compliance with health care and other applicable laws. These and other factors affecting the Company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation Renal Care Group's annual report on Form 10-K for the year ended December 31, 2004, and our quarterly reports on Form 10-Q filed after that annual report. Copies of these filings are available from Renal Care Group upon request.

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

RCI Announces Fourth Quarter and Year-End Results
Page 3
March 9, 2006

                             RENAL CARE GROUP, INC.
                    CONDENSED CONSOLIDATED INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS ENDED                            YEAR ENDED
                                                                 DECEMBER 31,                               DECEMBER 31,
                                                   ---------------------------------------    --------------------------------------
                                                         2005                     2004              2005                  2004
                                                   ----------------------    -------------    -----------------    -----------------
                                                                     (unaudited)
Net revenue                                        $          410,158    $         370,054    $       1,570,226    $      1,345,047

Operating costs and expenses:
    Patient care costs                                        269,946              244,857            1,039,268             893,478
    General and administrative expenses                        40,243               30,470              141,210             106,823
    Provision for doubtful accounts                             9,432                8,927               31,978              32,550
    Depreciation and amortization                              18,665               15,942               71,400              58,349
                                                   ------------------    -----------------    -----------------    ----------------
        Total operating costs and expenses                    338,286              300,196            1,283,856           1,091,200

Income from operations                                         71,872               69,858              286,370             253,847

Interest expense, net                                           8,951                7,029               32,908              20,628
                                                   ------------------    -----------------    -----------------    ----------------

Income before minority interest and income taxes               62,921               62,829              253,462             233,219

Minority interest                                               7,428               10,107               35,837              35,169
                                                   ------------------    -----------------    -----------------    ----------------

Income before income taxes                                     55,493               52,722              217,625             198,050

Provision for income taxes                                     22,860               20,627               87,912              76,217
                                                   ------------------    -----------------    -----------------    ----------------

Net income                                         $           32,633    $          32,095    $         129,713    $        121,833
                                                   ==================    =================    =================    ================

Diluted net income per share                       $             0.46    $            0.46    $            1.83    $           1.74
                                                   ==================    =================    =================    ================

Diluted weighted average shares outstanding                    71,172               69,780               70,834              69,892
                                                   ==================    =================    =================    ================

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

RCI Announces Fourth Quarter and Year-End Results
Page 4
March 9, 2006

                             RENAL CARE GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    DECEMBER 31,             DECEMBER 31,
                                                                                        2005                     2004
                                                                               ---------------------    ----------------------
ASSETS:
Current assets:

    Cash and cash equivalents                                                  $               2,511    $               17,931
    Accounts receivable, net                                                                 297,983                   275,373
    Other current assets                                                                     102,466                    79,780
                                                                               ---------------------    ----------------------
        Total current assets                                                                 402,960                   373,084

Property, plant and equipment, net                                                           362,224                   316,532
Goodwill, intangible assets and other assets, net                                            896,849                   739,364
                                                                               ---------------------    ----------------------

        TOTAL ASSETS                                                           $           1,662,033    $            1,428,980
                                                                               =====================    ======================

LIABILITIES AND STOCKHOLDERS' EQUITY:

Total current liabilities                                                      $             262,769    $              243,905
Long-term debt, net of current portion                                                       533,923                   479,645
Other long-term liabilities                                                                  125,704                   113,309
                                                                               ---------------------    ----------------------
        Total liabilities                                                                    922,396                   836,859
                                                                               ---------------------    ----------------------

Stockholders' equity:

    Common stock, $0.01 par value, 150,000 shares authorized,
        83,286 and 82,317 shares issued, respectively                                            833                       823
    Treasury stock, 14,766 and 14,514 shares, respectively                                  (381,635)                 (372,249)
    Additional paid-in capital                                                               437,478                   411,888
    Retained earnings                                                                        681,576                   551,863
    Accumulated other comprehensive income (loss), net of tax                                  1,385                      (204)
                                                                               ---------------------    ----------------------

        Total stockholders' equity                                                           739,637                   592,121
                                                                               ---------------------    ----------------------

        TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY                                                $           1,662,033    $            1,428,980
                                                                               =====================    ======================

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RCI Announces Fourth Quarter and Year-End Results
Page 5
March 9, 2006

                             RENAL CARE GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                                                   YEAR ENDED
                                                                                                   DECEMBER 31,
                                                                                  ------------------------------------------------
                                                                                           2005                     2004
                                                                                  ---------------------    -----------------------
Operating Activities:

    Net income                                                                    $             129,713    $               121,833
    Adjustments to reconcile net income to
      net cash provided by operating activities:
           Depreciation and amortization                                                         71,400                     58,349
           Loss on sale of property and equipment                                                   589                      1,123
           Distributions to minority shareholders                                               (21,966)                   (26,073)
           Income applicable to minority interest                                                35,837                     35,169
           Deferred income taxes                                                                 10,321                     15,821
           Changes in operating assets and liabilities,
             net of effects from acquisitions                                                   (35,922)                   (28,696)
                                                                                  ---------------------    -----------------------
                  Net cash provided by operating activities                                     189,972                    177,526
                                                                                  ---------------------    -----------------------

Investing Activities:

    Proceeds from sale of property and equipment                                                    483                      4,569
    Purchases of property and equipment                                                         (91,408)                  (103,363)
    Cash paid for acquisitions, net of cash acquired                                           (146,809)                  (297,885)
    Cash paid for non-controlling interests in consolidated subsidiaries                        (50,984)                         -
    Change in other assets                                                                        3,205                    (11,158)
                                                                                  ---------------------    -----------------------
                  Net cash used in investing activities                                        (285,513)                  (407,837)
                                                                                  ---------------------    -----------------------

Financing Activities:

    Net proceeds from issuance of long-term debt                                                100,000                    325,000
    Payments on long-term debt                                                                  (22,345)                   (12,188)
    Net payments under line of credit and capital leases                                         (5,148)                    (1,831)
    Net proceeds from issuance of common stock                                                   17,000                     24,811
    Repurchase of treasury shares                                                                (9,386)                  (137,845)
                                                                                  ---------------------    -----------------------
                  Net cash provided by financing activities                                      80,121                    197,947
                                                                                  ---------------------    -----------------------

Decrease in cash and cash equivalents                                                           (15,420)                   (32,364)

Cash and cash equivalents at beginning of period                                                 17,931                     50,295
                                                                                  ---------------------    -----------------------

Cash and cash equivalents at end of period                                        $               2,511    $                17,931
                                                                                  =====================    =======================

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

RCI Announces Fourth Quarter and Year-End Results
Page 6
March 9, 2006

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                THREE MONTHS ENDED
                                                                                 DECEMBER 31, 2005
                                                     ------------------------------------------------------------------------
                                                                                                                Non-
                                                            GAAP(1)                  Difference                GAAP(2)
                                                     ---------------------    ---------------------    ----------------------
Net revenue                                          $             410,158    $                   -    $              410,158

Operating costs and expenses:
    Patient care costs                                             269,946                        -                   269,946
    General and administrative expenses                             40,243                   (4,574)                   35,669
    Provision for doubtful accounts                                  9,432                        -                     9,432
    Depreciation and amortization                                   18,665                        -                    18,665
                                                     ---------------------    ---------------------    ----------------------
           Total operating costs and expenses                      338,286                   (4,574)                  333,712

Income from operations                                              71,872                    4,574                    76,446
Interest expense, net                                                8,951                        -                     8,951
                                                     ---------------------    ---------------------    ----------------------

Income before minority interest and income taxes                    62,921                    4,574                    67,495
Minority interest                                                    7,428                        -                     7,428
                                                     ---------------------    ---------------------    ----------------------

Income before income taxes                                          55,493                    4,574                    60,067
Provision for income taxes                                          22,860                      465                    23,325
                                                     ---------------------    ---------------------    ----------------------

Net income                                           $              32,633    $               4,109    $               36,742
                                                     =====================    =====================    ======================

Diluted net income per share                         $                0.46    $                0.06    $                 0.52
                                                     =====================    =====================    ======================

Weighted average shares outstanding                                 71,172                   71,172                    71,172
                                                     =====================    =====================    ======================

(1) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts exclude transaction-related costs associated with the Company's sale to Fresenius Medical Care AG & Co. KGaA recorded in the three months ended December 31, 2005 and the related tax effect.

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

RCI Announces Fourth Quarter and Year-End Results
Page 7
March 9, 2006

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------------
                                                                  2005                                      2004
                                                ----------------------------------------  ------------------------------------------
                                                                                Non-                                      Non-
                                                  GAAP(3)      Difference      GAAP(4)       GAAP(3)     Difference      GAAP (5)
                                                -------------  -----------  ------------  ------------  ------------  --------------
Net revenue                                     $   1,570,226  $         -  $  1,570,226  $  1,345,047  $     (4,700) $    1,340,347

Operating costs and expenses:
    Patient care costs                              1,039,268            -     1,039,268       893,478             -         893,478
    General and administrative expenses               141,210      (14,924)      126,286       106,823             -         106,823
    Provision for doubtful accounts                    31,978            -        31,978        32,550             -          32,550
    Depreciation and amortization                      71,400            -        71,400        58,349             -          58,349
                                                -------------  -----------  ------------  ------------  ------------  --------------
        Total operating costs and expenses          1,283,856      (14,924)    1,268,932     1,091,200             -       1,091,200

Income from operations                                286,370       14,924       301,294       253,847        (4,700)        249,147
Interest expense, net                                  32,908            -        32,908        20,628             -          20,628
                                                -------------  -----------  ------------  ------------  ------------  --------------

Income before minority interest
    and income taxes                                  253,462       14,924       268,386       233,219        (4,700)        228,519
Minority interest                                      35,837            -        35,837        35,169             -          35,169
                                                -------------  -----------  ------------  ------------  ------------  --------------

Income before income taxes                            217,625       14,924       232,549       198,050        (4,700)        193,350
Provision for income taxes                             87,912        1,559        89,471        76,217        (1,786)         74,431
                                                -------------  -----------  ------------  ------------  ------------  --------------

Net income                                      $     129,713  $    13,365  $    143,078       121,833  $     (2,914) $      118,919
                                                =============  ===========  ============  ============  ============  ==============

Diluted net income per share                    $        1.83  $      0.19  $       2.02  $       1.74  $      (0.04) $         1.70
                                                =============  ===========  ============  ============  ============  ==============

Weighted average shares outstanding                    70,834       70,834        70,834        69,892        69,892          69,892
                                                =============  ===========  ============  ============  ============  ==============

(3) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(4) Non-GAAP amounts exclude transaction-related costs associated with the Company's sale to Fresenius Medical Care AG & Co. KGaA recorded in the year ended December 31, 2005, and the related tax effect.

(5) Non-GAAP amounts exclude resolutions of payor contract issues recorded in the first quarter of 2004 that were unusual in amount and timing and the related tax effect.

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

RCI Announces Fourth Quarter and Year-End Results
Page 8
March 9, 2006

                             RENAL CARE GROUP, INC.
    SUPPLEMENTAL OPERATING DATA AND RECONCILIATION OF NET INCOME TO EBITDA(6)
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT OPERATING DATA)

                                                           THREE MONTHS ENDED                       YEAR ENDED
                                                              DECEMBER 31,                          DECEMBER 31,
                                                   ---------------------------------    ---------------------------------
                                                     2005              2004               2005              2004
                                                   ---------------    --------------    --------------    ---------------
OPERATING DATA:

Patients                                                    32,361            29,795            32,361             29,795
Treatments                                               1,249,606         1,159,920         4,837,565          4,240,440
Same-market treatment growth                                   3.1%              3.0%              3.0%               3.3%
Same-market revenue growth                                     6.1%              7.2%              5.8%               7.4%
Patient revenue per treatment                      $           327    $          318    $          323    $           316

RECONCILIATION OF NET INCOME TO EBITDA(6):

Net income                                         $        32,633    $       32,095    $      129,713    $       121,833
Depreciation and amortization                               18,665            15,942            71,400             58,349
Interest expense, net                                        8,951             7,029            32,908             20,628
Minority interest                                            7,428            10,107            35,837             35,169
Provision for income taxes                                  22,860            20,627            87,912             76,217
                                                   ---------------    --------------    --------------    ---------------
EBITDA(6)                                          $        90,537    $       85,800    $      357,770    $       312,196
                                                   ===============    ==============    ==============    ===============

(6) The Company defines EBITDA as net earnings or loss before minority interest, interest expense (net), provision for income taxes, depreciation and amortization and all non-cash charges. The Company includes EBITDA because it generally considers EBITDA to be a good indicator of the Company's ability to generate cash flow in order to fund liabilities and reinvest in the Company and its business. EBITDA is not a measurement of financial performance under GAAP and should not be considered a substitute for net income or loss as a measure of performance, or to cash flow as a measure of liquidity.

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